UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 1, 2005
        -----------------------------------------------------------------

                                BRT REALTY TRUST
                                ----------------

               (Exact name of Registrant as specified in charter)


      Massachusetts                 001-07172                    13-2755856
    -----------------------------------------------------------------------
    (State or other            (Commission file No.)       (IRS Employer
     jurisdiction of                                           I.D. No.)
      incorporation)

          60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
          ----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code     516-466-3100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

============================================================================
Item 1.01         Entry into a Material Definitive Agreement.

On November 1, 2005, the term of our $17 million revolving credit facility with North Fork Bank, Valley Bank, Merchants Bank Division and Signature Bank was extended from November 1, 2005 to February 1, 2006. This $17 million revolving credit facility has an interest rate equal to North Fork Bank's prime rate of interest, plus 1/2%, is secured by mortgage receivables held by us and the maximum available under this facility is contingent on the collateral pledged by us from time to time.

This $17 million credit facility is in addition to our $85 million revolving credit facility with North Fork Bank, Valley Bank, Merchants Bank Division and Signature Bank. The $85 million revolving credit facility was modified to permit the $17 million revolving credit facility and to cross-default both credit facilties.

Reference is made to our Current Reports on Form 8-K filed with the Securities and Exchange Commission on February 17, 2005 and August 18, 2005.

Item 9.01.  Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired. Not applicable.

            (b) Pro Forma Financial Information. Not applicable.

            (c) Exhibits.

10.1.1 Modification to Secured Promissory Note, dated as of October 31, 2005, between BRT Realty Trust and North Fork Bank.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BRT REALTY TRUST



Date:     November 2, 2005                   By:  /s/ Simeon Brinberg
                                             --------------------------------
                                             Simeon Brinberg
                                             Senior Vice President

                                  EXHIBIT 10.1

                    MODIFICATION TO SECURED PROMISSORY NOTE

         THIS MODIFICATION TO SECURED PROMISSORY NOTE (this ("Modification") is made as of the 31st day of October, 2005, between BRT REALTY TRUST, a Massachusetts business trust, with offices at 60 Cutter Mill Road, Suite 303, Great Neck, New York 10021 (the "Borrower") and NORTH FORK BANK, a corporation organized under the Banking Law of the State of New York having its principal offices at 275 Broadhollow Road, Melville, New York 11747 (the "Lender").

                               W I T N E S S E T H

         WHEREAS, on August 17, 2005, the Lender made a revolving line of credit available to Borrower in the maximum principal amount of Seventeen Million and 00/100 ($17,000,000.00) Dollars (the "Credit Line"), which credit line was evidenced by a Secured Promissory Note in said amount (the "Note"), and governed and secured by, inter alia, a Revolving Credit Agreement (the "Revolving Credit Agreement"); and

         WHEREAS, the term of the Note expires on November 1, 2005; and

         WHEREAS, the Borrower has requested that the Lender extend the term of the Note for an additional ninety (90) days, and the Lender has agreed to do so;

         NOW, THEREFORE, in consideration of the ten ($10.00) dollars, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower hereby covenants and agrees with the Lender that:

         1. The recitals above are incorporated herein by reference.

         2. The maturity date of the Note is hereby extended until February 1, 2006.

         3. The terms of this Modification shall be construed by the laws of the State of New York.

         4. This Modification may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         5. This Modification cannot be changed orally but only in writing by the person to be charged.

         6. Except as modified herein, all of the terms, covenants and conditions of the Note and the Revolving Credit Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, this Modification has been duly executed by the Borrower and the Lender as of the date first above written.


                                      BRT REALTY TRUST


                                      By: /s/ Mark H. Lundy
                                      ---------------------
                                      Mark H. Lundy, Senior Vice President

                                      NORTH FORK BANK


                                      By: /s/ Matt Vega
                                      ----------------------
                                      Matt Vega, Senior Vice President

STATE OF NEW YORK    )
                     )ss.:
COUNTY OF NASSAU     )


         On the 31st day of October, 2005, before me, the undersigned, personally appeared Mark H. Lundy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                         /s/ Paula B. Koppel
                                         ------------------------------
                                                Notary Public
STATE OF NEW YORK     )
                      )ss.:
COUNTY OF SUFFOLK     )


         On the 1st day of November, 2005, before me, the undersigned, personally appeared Matt Vega, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                          /s/ Candace A. Insardi
                                          ------------------------------
                                                  Notary Public

                                 MODIFICATION TO
                             SECURED PROMISSORY NOTE




                                BRT REALTY TRUST

                                     - and -

                                 NORTH FORK BANK





                            Stark, Amron & Liner, LLP
                             7 Penn Plaza, Suite 600
                            New York, New York 10001